Reclassification Adjustments Out of Accumulated Other Comprehensive Loss	12 Months Ended
Dec. 31, 2013
Disclosure Text Block
Reclassification adjustments out of Accumulated Other Comprehensive Loss

NOTE 17 RECLASSIFICATION ADJUSTMENTS OUT OF ACCUMULATED OTHER COMPREHENSIVE INCOME

Accumulated other comprehensive loss includes amounts related to TDS' defined benefit post-retirement plan. During 2013, reclassifications from Accumulated other comprehensive loss into Operating expenses, related to the retirement plan, were approximately $0.8 million (net of income tax of $0.4 million). Of this amount, $0.5 million was recorded as a decrease to Cost of services and products and $0.3 million was recorded as a decrease to Selling, general and administrative expense.